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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                                BLOCKBUSTER INC.

             (Exact name of Registrant as specified in its charter)


            Delaware                    001-15153                52-1655102
(State or other jurisdiction of         Commission             (I.R.S. Employer
         incorporation)                 File Number          Identification No.)


            1201 Elm Street
             Dallas, Texas                                         75270
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (214) 854-3000


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          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

     On August 14, 2002, Blockbuster Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Form 10-Q were certifications of the Chief Executive Officer and the Chief Financial Officer of Blockbuster Inc., pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002. The text of each of these certifications is furnished as Exhibits
99.1 and 99.2 to this report.

     The information in this report, including the exhibits, is furnished pursuant to Item 9.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLOCKBUSTER INC.


Date:  August 14, 2002                       By: /s/ Larry J. Zine
                                                 -------------------------------
                                                 Larry J. Zine
                                                 Executive Vice President, Chief
                                                 Financial Officer and Chief
                                                 Administrative Officer

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                                INDEX TO EXHIBITS


99.1 Certification of Chief Executive Officer pursuant to Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to Sarbanes-Oxley Act of 2002.